Infinity Pharmaceuticals (NASDAQ: INFI) Company Update August 2007 Exhibit 99.1

Forward-Looking Statements
• This presentation contains forward-looking statements within the meaning of The Private Securities Litigation
Reform Act of 1995.  These statements involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-
looking statements.
• Such forward-looking statements include statements regarding future preclinical and clinical trial activity for IPI-
504, IPI-493, and IPI-926; the timing of IND submissions for IPI-504, IPI-493, and IPI-926; the collection of additional clinical information on IPI-504; the intended utilization and commercial potential of IPI-504; the ability to name clinical candidates in the company’s research programs; estimates of 2007 financial performance and year-end cash balance; and the expectation that Infinity will have cash to support its current operating plan through at least December 31, 2009.
• Such statements are subject to numerous factors, risks and uncertainties that may cause actual events or results to differ materially from the company's current expectations.  For example, there can be no guarantee that any product candidate Infinity is developing will successfully complete necessary preclinical and clinical development phases, be approved for sale in any market or that, if approved, revenue from sales of such product will reach any specific level. In particular, management's expectations could be affected by risks and uncertainties relating to: results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. Food and Drug Administration and other regulatory authorities and investigational review boards at clinical trial sites; Infinity’s ability to enroll patients in its clinical trials; Infinity's dependence on its collaborations with MedImmune and Novartis; Infinity's ability to obtain additional funding required to conduct its research, development and commercialization activities; unplanned cash requirements and expenditures;
and Infinity's ability to obtain, maintain and enforce patent and other intellectual property protection for any products it is developing.
• These and other risks which may impact management's expectations are described in greater detail under the caption "Risk Factors" included Infinity's quarterly report on Form 10-Q for the quarter ended June 30, 2007, as filed with the Securities and Exchange Commission on August 9, 2007.
• Further, any forward-looking statements contained in this presentation speak only as of the date hereof, and
Infinity expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
• All trademarks used in this presentation are the property of their respective owners.

Profile of Infinity Pharmaceuticals (NASDAQ: INFI)
Strategy
Management
Business
Portfolio
Emerging targets in oncology, areas of high patient need
Build rapid registration paths, broaden market potential
Led by proven drug developers and company-builders
Premier investor base and strong balance sheet
Lead clinical product: IPI-504, a novel Hsp90 inhibitor
Hedgehog pathway inhibitor, IPI-926
Pipeline of internally-discovered cancer drug candidates

4 Lead clinical program IPI-504 – a novel Hsp90 inhibitor * * * *

Hsp90 clinical development strategy
Focus on most rapid path to registration
with IPI-504 i.v.
– Evaluate for single-agent activity in refractory setting GIST and NSCLC
–
Inform Phase II dose and schedule
In parallel, initiate additional trials for broader indications
– Additional tumors (solid and hematological) in refractory settings
– Combination therapy with standards of care to expand market potential
Rapid development of oral dosage form
– Ease of use for earlier lines of therapy and chronic settings
– Two ansamycin-based molecules in preclinical development

Hsp90 clinical development strategy
Focus on most rapid path to registration
with IPI-504 i.v.
– Evaluate for single-agent activity in refractory setting GIST and NSCLC
–
Inform Phase II dose and schedule
In parallel, initiate additional trials for broader indications
– Additional tumors (solid and hematological) in refractory settings
– Combination therapy with standards of care to expand market potential
Rapid development of oral dosage form
– Ease of use for earlier lines of therapy and chronic settings
– Two ansamycin-based molecules in preclinical development

IPI-504 i.v. Phase I trial in refractory GIST/STS
Principal Investigator:
•
Dr. George Demetri, Dana-Farber Cancer Institute
Objectives:
•
Safety, PK, dose-ranging
•
Establish Phase II dose
Surrogate marker of
response:
•
PET scans
Schedule A:
•
Days 1, 4, 8, 11 of 21 day cycle, with a 10-day-off
period, or “drug holiday”
Schedule B:
•
Twice weekly in a 3-week cycle (i.e., no drug
holiday)
Trial description:
•
Phase I trial in patients with Gleevec-refractory
metastatic gastrointestinal stromal tumors (GIST)
and advanced soft tissue sarcomas (STS)

Preliminary results from Phase I trial in GIST/STS* (ASCO, June 2007)
•
28 patients treated with IPI-504
– Average 2.6 prior therapies (primarily Gleevec
®
and Sutent
®
)
•
IPI-504 well-tolerated up to 400 mg/m
2
– MTD not yet reached
•
Biological activity observed
– Schedule A (EORTC quantitative PET criteria)
• 15 of 18 (83%) Stable Disease or better
• 4 of 18 (22%) Partial Response
– Schedule B (qualitative PET)
• 3 of 4 responses
– Histological and CT changes
•
16 of 21 (76%) Stable Disease by RECIST (Schedule A)
•
7 of 20 (35%) received
5 or more cycles of therapy (Schedule A)
*Results published at ASCO, June 2007: George D. Demetri, et al, "Inhibition of the Heat Shock Protein 90 (Hsp90) chaperone with the novel agent IPI-504 to overcome resistance to tyrosine kinase inhibitors (TKIs) in metastatic GIST: Updated results of a phase I trial," (Poster Number 8, Abstract No: 10023) and A.D. Van den Abbeele, et
al,
"Inhibition and flare patterns of metabolic response to the heat shock protein 90 (Hsp90) inhibitor IPI-504 visualized by FDG-PET in patients (pts)
with advanced gastrointestinal stromal tumors (GIST) resistant to tyrosine kinase inhibitor (TKI) therapy," (Poster Number 1, Abstract No: 3530)

IPI-504 PET response (at 400 mg/m
2
)
Courtesy of Van den Abbeele & Demetri:
Dana-Farber Cancer Institute
Harvard Medical School
• Baseline • Baseline • Cycle 1, Day 22
• 10 days off treatment
• Cycle 1, Day 22
• 10 days off treatment
• Cycle 1, Day 12 • Cycle 1, Day 12
• 24 hrs post 4
th
dose
Patient discontinued for personal reasons

Metabolic Response in patients at Cycle 1 Day 11
Patient with greatest progressive disease did not carry c-Kit mutation
Metabolic response to IPI-504 at Cycle 1 Day 11 "ON"
(N = 18 patients)
-100
-75
-50
-25
0
25
50
75
100
Patients ranked by percent change in SUVmax
EORTC
PD
PR
SD

Histopathology of GIST lesions before and after 3 cycles
of IPI-504 treatment (225 mg/m
2
; Schedule A)
Photomicrographs courtesy of Jason Hornick, MD, PhD,
Dana-Farber / Brigham and Women’s Cancer Center Pathology
Tumor
Section 1
post-IPI-504
Viable GIST
cells are
noted in this
section from
resection
specimen
Pre IPI-504
Tumor
Section 2
post-IPI-504
Extensive stromal
hyalinization with
Hemosiderin
deposition
consistent with
treatment effect

12 CT scans for patient before and after IPI-504 treatment Patient received 400 mg/m 2 (Schedule A) of IPI-504 Screening End of Cycle 3

Cumulative proportion surviving
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
-0.1
0
100
200
300
400
500
600
700
Time (days)
P=0.00107
n=13
n=8
Complete
Censored

Initial PET response predicts long-term survival (Gleevec)
1
Kaplan Meier Estimate of Progression-Free Survival
1 Stroobants S, et al. Eur J Cancer 2003;39:2012-20.
PET responders
PET
non-responders

1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Probability
PROGRESSION
On Imatinib
Median 36 wks
STABLE DISEASE
PARTIAL RESPONSE
0 12 24 36 48 60 72 84 96 108 120 132 144 156 168 180 192 204 216 228 240 252 264
Weeks Post First Dose

Infinity PHARMACEUTICALS

Overall Survival by Best Response Achieved
(Kaplan Meier Estimate)
GIST Patients Benefit Regardless of Tumor Shrinkage (Gleevec)
1
1 Blanke, CD, et al. J Clin Onc 2006 (ASCO Proceedings) Part I, Vol 24; No. 18S: 9528.

Time to Tumor Progression Probability (%)
100
90
80
70
60
50
40
30
20
10
0
Sunitinib (N=207)
Median 27.3 Weeks
Placebo (N=105)
Median 6.4 Weeks
Hazard Ratio = 0.33
95% CI (0.23, 0.47)
p < 0.0001
0
6
12
18
24
30
36
42
48
54
Time (Weeks)

Fig. 1. Kaplan-Meier curve of time-to-tumor progression in the GISTrandomized study.

Infinity PHARMACEUTICALS

Time To Progression (TTP) >6 weeks is meaningful in the
refractory setting
1
Results from the Phase 3 Sutent trial
in GIST (N=312)
TTP on Placebo: 6.4 weeks
TTP on Sutent: 27.3 weeks
4x improvement in TTP vs. Placebo
1 Goodman VL, Rock EP, Dagher R, Ramchandani RP, Abraham S, Gobburu JVS, Booth BP,
Verbois SL, Morse DL, Liang CY, Chidambaram N, Jiang JX, Tang S, Mahjoob K, Justice R, Pazdur
R. Approval summary: sunitinib for the treatment of imatinib refractory or intolerant gastrointestinal stromal tumors and advanced renal cell carcinoma. Clin Cancer Res (2007) 13:1367-1373.

Path forward for IPI-504 i.v. in refractory GIST
•
Expansion at 400 mg/m
2
on Schedule A
–
20 patients (10 GIST, 10 STS)
–
Further characterize safety and response to inform Phase II / III
•
Phase II / III provides opportunity for rapid approval path
–
Active consultation with advisors; FDA meetings planned
–
Ongoing discussions of trial structure (e.g., control arm)

Hsp90 clinical development strategy
Focus on most rapid path to registration with IPI-504 i.v.
– Evaluate for single-agent activity in refractory setting GIST and NSCLC
– Inform Phase II dose and schedule
In parallel, initiate additional trials for broader indications
– Additional tumors (solid and hematological) in refractory settings
– Combination therapy with standards of care to expand market potential
Rapid development of oral dosage form
– Ease of use for earlier lines of therapy and chronic settings
– Two ansamycin-based molecules in preclinical development

Cancer
cell death
Tyrosine kinase
inhibitor
(e.g., Gleevec, Tarceva)
Normal
protein
Oncogenic protein
drives cancer cell
survival & growth
Resistance mutations
evade TKI therapy
IPI-504
IPI-504: an alternative to direct inhibition of oncogenic
proteins
IPI-504
Dependent on
Hsp90 for function
Still dependent on
Hsp90 for function

Cancer
cell death
Tyrosine kinase
inhibitor
(e.g., Gleevec, Tarceva)
Normal
protein
IPI-504
Scientific rationale informs clinical development strategy
IPI-504
Single-agent,
refractory
Combination,
earlier lines

Many critical oncogenic proteins depend on Hsp90…
Indication
CML
AML
CLL
GIST
Breast (HER2+)
NSCLC
Renal cell
Prostate (PTEN-/-)
Bcr-Abl
Flt3
Zap70
c-Kit
HER2
EGFR
VEGFR / HIF-1a
p-Akt
Hsp90
client proteins
Broad clinical
potential for
Hsp90
inhibition

Gleevec
®
/Sprycel
®
Investigational
Investigational
Gleevec
®
/Sutent
®
Herceptin
®
/Tykerb
®
Tarceva
®
/Erbitux
®
Nexavar
®
/Sutent
®
Investigational
Targeted therapy
…with well-validated commercial potential
Indication
CML
AML
CLL
GIST
Breast (HER2+)
NSCLC
Renal cell
Prostate (PTEN-/-)
Bcr-Abl
Flt3
Zap70
c-Kit
HER2
EGFR
VEGFR / HIF-1a
p-Akt
Broad clinical
and commercial
potential for
Hsp90
inhibition
Hsp90
client proteins

Phase I/II trial in advanced NSCLC
Principal Investigator:
•
Dr. Thomas Lynch, Massachusetts General
Hospital
Objectives:
•
Phase I: Safety, PK, dose-ranging
•
Phase II: Expand at MTD to further characterize
response of patients with mutant or wt EGFR
Markers of response:
•
CT scans (RECIST)
•
PET scans
Schedule :
•
Twice weekly in a 4-week cycle
Trial description:
•
Phase I/II trial in Stage IIIb/IV NSCLC patients
with previous TKI therapy
Patient population:
•
Prior therapy (>12 weeks) on a TKI

IPI-504 oral is active in Tarceva- / Iressa-resistant NSCLC
(T790M mutation)
0
200
400
600
800
1000
1200
1400
1600
1800
2000
15 21 24 28 32 37
Days Post Implant
Vehicle
IPI-504 at 25mg/kg
IPI-504 at 50mg/kg
IPI-504 at 100mg/kg
95% difference
25% difference
72% difference
IPI-504 Every Other Day oral
H1975 (EGFR mut L858R/T790M) tumor model

H1650 (EGFR del exon 19) tumor model
Days post implant
0
100
200
300
400
500
600
700
800
900
20 23 26 30 34
Low dose IPI-504 sensitizes human NSCLC xenografts to
Taxol
Vehicle
IPI-504, 50 mg/kg, 1x/week i.p.
Taxol, 20 mg/kg, 1x/week  i.p.
Combination

Vehicle
IPI-504, 100 mg/kg, 2x/week i.v.
Taxotere, 5 mg/kg, 1x/week i.v.
Combination
Tumor Volume (mm3)
2500
2000
1500
1000
500
0
31
34
38
41
45
48
52
56
61

Infinity PHARMACEUTICALS

25 Days post implant IPI-504 + Taxotere inhibits the growth of human PC-3 prostate xenografts

Hsp90 clinical development strategy
Focus on most rapid path to registration with IPI-504 i.v.
– Evaluate for single-agent activity in refractory setting GIST and NSCLC
– Inform Phase II dose and schedule
In parallel, initiate additional trials for broader indications
– Additional tumors (solid and hematological) in refractory settings
– Combination therapy with standards of care to expand market potential
Rapid development of oral dosage form
–
Ease of use for earlier lines of therapy
and chronic settings
– Two ansamycin-based molecules in preclinical development

Hsp90 Oral program progressing rapidly
•
Key strategic objective: flexibility and breadth
•
Two molecules in preclinical development, ansamycin class
–
Infinity expertise in geldanamycin natural product and analogs
–
IPI-504 PO
–
IPI-493,
named as development candidate 2Q 2007
•
Both molecules show potent and selective inhibition of Hsp90
–
Good oral bioavailability
•
Preclinical studies and evaluation of comparative data ongoing
–
Determine which candidate, or candidates to move into clinic
–
Anticipate IND filing(s) late 2007 / early 2008

0%
20%
40%
60%
80%
100%
15 35 55 75 95
Days post BMT
Collaboration: Shauguang Li, Jackson Labs
Overcomes resistance to kinase inhibitors in preclinical
models of refractory settings
Oral IPI-504 prolongs survival in Bcr-Abl T315I mice (Gleevec-resistant)
Placebo
Gleevec
IPI-504 (50 mg/kg, MWF)
IPI-504 (100 mg/kg, MWF)

% Survival

% Survival

% Survival

% Survival

Infinity
PHARMACEUTICALS

Active against multiple resistant mutations
0
20
40
60
80
100
15 20 25 30 35 40 45 50 55 60 65 70
Days post BMT
Placebo
IPI-504
T315I
0
20
40
60
80
100
20 30 40 50 60 70 80 90
Days post BMT
Placebo
IPI-504
E225K
0
20
40
60
80
100
12 16 20 24 28 32 36 40 44 48
Days post BMT
Placebo
IPI-504
M351T
0
20
40
60
80
100
13 17 21 25 29 33
Days post BMT
Placebo
IPI-504
Y253F
IPI-504 at 50 mg/kg, MWF
Collaboration: Shauguang Li, Jackson Labs
Oral IPI-504 in Bcr-Abl mice with various resistance mutations

Synergistic in combination with kinase inhibitors in
preclinical studies
IPI-504 at 50 mg/kg, MWF
Collaboration: Shauguang Li, Jackson Labs
Oral IPI-504 in Bcr-Abl mice with mixed-population tumors (both “wild-type” and
T315I Bcr-Abl tumor cells)

31 Preclinical programs Hedgehog, Bcl-2 * * * *

Role of Hedgehog pathway in cancer
•
Embryonic pathway, typically quiescent in adults
•
Aberrantly active in a variety of cancers:
Genetically-defined tumors Tumors with pathway up-regulation
Examples:
Childhood
medulloblastoma
Basal cell carcinoma
Rhabdomyosarcoma
Examples:
Pancreatic
Small cell lung
Breast
Ovarian

Infinity’s Hedgehog program: IPI-926
•
Selected as development candidate Q2 2007
–
Clinical studies anticipated in 2008
•
Derivative of natural product cyclopamine
•
Promising preclinical data
–
Highly potent, selective inhibition of Hedgehog pathway
–
Oral bioavailability, extended half life
–
Activity in vivo
•
Issued composition of matter patent

Profile of IPI-926
7,230,004 U.S. patent
Other
High Therapeutic
Index
Safety
ACTIVE PD and efficacy
15 nM In vitro potency
Pharmacology
Stable Metabolism
Extensive Distribution
8-24 hr T1/2
High Oral BA
DMPK

SHH
200
180
160
140
120
100
80
60
40
20
0
Human
Murine

gene exp norm to veh
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
Vehicle
human Gli-1
mouse Gli-1
mouse PTCH-1

Infinity PHARMACEUTICALS

IPI-926 down-regulates Hh signaling to stromal tissue
IPI-926
Human
Tumor
Surrounding
murine
stromal tissue
SHH
Gli1
Tumor expresses SHH
IPI-926 regulates Gli in stroma
Tumor: stromal interactions are critical
Gene expression measured 4 hours post last dose

Broadly collaborating to explore the potential of Hedgehog
pathway inhibition in a variety of clinical indications
•
Orthotopic and primary pancreatic
•
Primary SCLC with chemo
•
Primary breast tumors
•
Mesothelioma
•
Hematologic tumors
•
Primary CNS

37 Surrogate PD assay: IPI-926 reduces Gli-1 expression in murine skin/fur Vehicle IPI-926 Gli-1 expression measured 8 hours after single dose 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0

38 Hedgehog program milestones 2007 2008 2009 • Select development candidate (IPI-926) • IND-enabling studies • File IND • Initiate Phase I • Expand clinical development

Overview of Bcl-2 program
•
Role of Bcl-2 in cancer
–
Central oncology target in the apoptosis pathway
–
Promotes cancer cell survival, including drug resistance, by inhibiting apoptosis
•
Infinity’s program
–
Novel, highly potent and on-target inhibitors of Bcl-2 and Bcl-2/Bcl-xL
–
Lead optimization
–
Partnered with Novartis

40 Corporate Alliances and Financials Strong validation, significant value retention * * * * *

AMGEN

NOVARTIS

Johnson & Johnson

NOVARTIS

Infinity PHARMACEUTICALS

Chemistry platform
2004-2006 Core technology
Non-exclusive access to DOS
chemistry libraries
• $60M upfront & committed
• Potential royalties
• No downstream rights
1
st
and 2
nd
generation alliances
Build the company
Traditional product-based license
Bcl-2/Bcl-xL
March 2006  Discovery
• $30M upfront & committed
• >$370M milestones
• Significant WW royalty
• Co-promotion right in US

3
rd
generation alliance
Ensure near-term financial strength and long-term value
• Leverage Infinity’s
strengths in chemistry
and oncology
• Align with
MedImmune’s strategic
expansion in oncology
• AstraZeneca acquisition
–All
rights and
obligations survive
–Hsp90
cited as key
clinical stage program
Multi-program partnership;
R&D and commercial jointly led
• $70M upfront
• $430M milestones
• 50/50 R&D cost share
• 50/50 WW profit split
• Co-promotion right in US
Hsp90/Hedgehog
August 2006  Preclinical/Phase I

Strong balance sheet and cash runway
•
June 2007 cash and equivalents (unaudited): $122M
•
Burn rate well-controlled via alliances
–
50% cost-sharing of Hsp90, Hedgehog programs with MedImmune
–
100% of Bcl-2 program funded by Novartis
•
January 2008 cash and equivalents (projected) : >$100M
•
Cash runway through at least the end of 2009
–
Based on current operating plan and assuming no financing or business development activity

44 Corporate Summary Proven team, track record of success * * * *

Infinity Leadership
Michael Curtis, Ph.D., Sr Dir Pharmaceutical
Development
TKT, Syntonix, Genzyme, Bristol-Myers Squibb
David Grayzel, M.D., VP Clinical Development
& Medical Affairs
Dyax,  Mass General Hospital
Steven Kafka, Ph.D., VP Finance
Millennium, Strategic Decisions Group
John Keilty, Sr Dir Informatics
Millennium, UMass
Medical School
Jeanette Kohlbrenner, Dir Human Resources
Genetics Institute, Syntonix
Vito Palombella, Ph.D., VP Drug Discovery
Syntonix, Millennium, ProScript
Gerald Quirk, Esq., VP & General Counsel
Genzyme, Palmer & Dodge
Jeffrey Tong, Ph.D., VP Corporate & Product
Development
McKinsey & Co, Harvard Center for Genomics
Research
Jim Wright, Ph.D., VP Pharmaceutical Development
Millennium, Alkermes, Boehringer Ingelheim,
Syntex, U. of Wisconsin
Steven Holtzman, CEO
Millennium, DNX
Julian Adams, Ph.D., President and CSO
Millennium, ProScript,
Boehringer Ingelheim, Merck
Adelene Perkins, EVP & CBO
Transform, Genetics Institute,
Bain, GE

Upcoming milestones
Hsp90
•
Preliminary Phase I/II NSCLC data at EORTC(Q407)
•
Complete Phase I trial in GIST/STS (Q407)
–
Additional Schedule A and B data (1H08)
•
Initiate Phase II single-agent trial(s) (Q407)
•
Initiate combination trial(s) (Q407)
•
Oral Hsp90 preclinical comparisons, file IND(s) (late ‘07 / early ‘08)
Hedgehog
•
File IND, initiate clinical studies (2008)

IPI-504 (Oral)
Combinations IPI-504 (IV)
IPI-493 (Oral)
Additional
tumors
IPI-504 (IV)
NSCLC IPI-504 (IV)
GIST/STS IPI-504 (IV)
Early discovery
Hsp90
Bcl-2/Bcl-xL
Hedgehog pathway, IPI-926
Phase II Phase I Preclinical Discovery Programs
Product pipeline
Current
Planned for next 12
months, pending data
Phase I/II

Infinity Pharmaceuticals (NASDAQ: INFI) Company Update August 2007